UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009 (January 16, 2009)
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GMAC LLC
(Exact name of registrant as specified in its charter)
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Delaware	1-3754	38-0572512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
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200 Renaissance Center
P.O. Box 200
Detroit, Michigan
48265-2000
(Address of principal executive offices) (Zip Code)

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Registrant’s telephone number, including area code: (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Governance Agreement

     On January 16, 2009, GMAC LLC, a Delaware limited liability company (“GMAC” or the “Company”), entered into a Governance Agreement (the “Governance Agreement”) with FIM Holdings LLC, a Delaware limited liability company (“FIM”), GM Finance Co. Holdings LLC, a Delaware limited liability company (“GM HoldCo”) and the United States Department of the Treasury (the “Treasury”) pursuant to which the parties established the composition of the Board of Managers of GMAC (the “Board”) effective as of March 24, 2009 (the “Effective Date”) in accordance with the terms set forth in the letter agreement dated December 29, 2008 (the “Governance Letter”) among GMAC, GM HoldCo, FIM and GM Preferred Finance Co. Holdings LLC (“GM Preferred”).

     Pursuant to the Governance Agreement, effective on the Effective Date (or such earlier date as may be agreed to by the parties), the Board will be comprised of seven Managers as follows: (i) one Manager (the “FIM Manager”) designated (1) by FIM or (2) after either (x) the transfer by FIM of more than 50% of the Company’s common membership interests (“Common Membership Interests”) held by FIM as of January 16, 2009 to its members or (y) the liquidation of FIM, by affiliates of Cerberus Capital Management, L.P. (“Cerberus”), (ii) two Managers (the “UST Managers”) designated by a trust to be established by General Motors Corporation, a Delaware corporation ("GM"), GM HoldCo or one or more of their affiliates to hold equity securities of the Company, with a trustee designated by the Treasury (the “UST Trust”), (iii) the chief executive officer of the Company and (iv) three independent Managers designated by the Managers described in clauses (i) through (iii) above. The chairman of the Board will be selected from among the independent Managers by a majority vote of the full Board.

     FIM and affiliates of Cerberus will lose the right to designate the FIM Manager when such parties collectively cease to own at least 5% of the then outstanding Common Membership Interests. The UST Trust will lose its right to designate one UST Manager at such time as the UST Trust ceases to own at least 50% of the Common Membership Interests originally deposited into the UST Trust, and the UST Trust will lose the right to designate the remaining UST Manager when the UST Trust ceases to own at least 5% of the then outstanding Common Membership Interests.

     In addition, for so long as FIM or its affiliates holds any Common Membership Interests, they will be entitled to appoint one non-voting observer to the Board, and for so long as GM HoldCo or its affiliates holds any Common Membership Interests of the Company, they will be entitled to appoint one non-voting observer to the Board.

     The size of the Board may be increased by increasing the number of independent Managers (i) for so long as the UST Trust is entitled to designate two Managers, by a majority vote of the non-independent Managers (which majority must include at least one UST Manager), (ii) for so long as the UST Trust is entitled to designate only one Manager, a majority vote of the full Board (which majority must include the UST Manager) and (iii) following such time as the UST Trust is no longer entitled to designate a UST Manager, a majority vote of the full Board. The Governance Agreement further provides that the foregoing procedures will likewise apply with respect to the selection of all independent Managers.

     The composition of the Board is in all respects subject to the rights of the holders of the Company’s Fixed Rate Cumulative Perpetual Preferred Membership Interests, Series D-1 and Fixed Rate Cumulative Perpetual Preferred Membership Interests, Series D-2.

     Pursuant to its terms, the Governance Agreement will terminate and be of no further force or effect upon the earlier of (i) an initial public offering of Common Membership Interests or, if earlier, listing of the Common Membership Interests on a national securities exchange and (ii) with respect to any party to the Governance Agreement, the date such party and its affiliates cease to own any Common Membership Interests. The Governance Agreement provides that it will survive and continue in full force in accordance with its terms in the event that the Company converts to a corporation.

     Copies of the Governance Agreement and the Governance Letter are included as Exhibits 10.1 and 99.1 hereto, respectively, and are incorporated by reference herein. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

     On January 16, 2009, GMAC completed a rights offering (the “Rights Offering”) pursuant to the Membership Interest Subscription Agreement dated as of December 29, 2008 (the “Subscription Agreement”), by and among GMAC, GM and FIM. Pursuant to the Rights Offering, GMAC issued (i) 79,039 Class A Membership Interests of GMAC to FIM in exchange for a purchase price of $365,975,868.80 and (ii) 190,921 Class B Membership Interests to GM HoldCo in exchange for a purchase price of $884,024,131.20. There were no underwriting discounts or commissions paid in the issuance. The Class A Membership Interests and Class B Membership Interests were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

     Upon completion of the Rights Offering, the distribution rate on the Company’s Class E Preferred Membership Interests was reduced from 15.25% per annum to 11.86% per annum pursuant to the terms of the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated as of December 31, 2008 (the “LLC Agreement”) and the interest rate on the 9% Cumulative Perpetual Preferred Stock of Preferred Blocker, Inc., a Delaware corporation and a subsidiary of the Company, was reduced from 9% to 7% pursuant to the terms of the Certificate of Designations of 9% Cumulative Perpetual Preferred Stock of Preferred Blocker Inc., dated as of December 31, 2008 (the “Certificate of Designations”).

     Copies of the Subscription Agreement, the LLC Agreement and the Certificate of Designations are included as Exhibits 10.2, 3.1 and 99.2 hereto, respectively, and are incorporated by reference herein. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 5.01 Changes in Control of Registrant.

     The information set forth under “Item 1.01 Entry Into a Material Definitive Agreement” and “Item 3.02 Unregistered Sales of Equity Securities” is incorporated herein by reference.

     As a result of the Rights Offering, GM HoldCo holds a total of 323,201 Class B Membership Interests, or approximately 59.86% of the outstanding Common Membership Interests of GMAC, which, pursuant to the LLC Agreement, represents approximately 59.86% of the voting power of the members of the Company for most matters requiring the vote of the members. FIM holds the remaining approximately 40.14% of the outstanding Common Membership Interests of GMAC in the form of 216,719 Class A Membership Interests. Prior to the Rights Offering, FIM held a majority of the voting control of the Company.

     In connection with GMAC becoming a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), GM and Cerberus entered into various commitments and agreements with the Federal Reserve Board of Governors (the “Federal Reserve”) to address concerns that GM or Cerberus would be deemed to control GMAC for purposes of the BHC Act. In particular, (i) GM committed to the Federal Reserve that it will reduce its ownership interest in GMAC to less than 10% of the voting and total equity of GMAC and (ii) Cerberus committed to the Federal Reserve that it will reduce the aggregate direct and indirect investments controlled by Cerberus and its related parties to no greater than 14.9% of the voting and 33% of the total equity of GMAC, in each case by March 24, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith.

Exhibit No.
Description of Exhibit

3.1	Second Amended and Restated Limited Liability Company Operating Agreement, dated as of December 31, 2008, incorporated by reference to
Exhibit 3.4 filed with GMAC’s Current Report on Form 8-K filed with the SEC on January 2, 2009.

10.1	Governance Agreement, dated as of January 16, 2009, by and between GMAC LLC, FIM Holdings LLC, GM Finance Co. Holdings LLC and the United States Department of the Treasury.

10.2	Membership Interest Subscription Agreement, dated as of December 29, 2008, by and among GMAC LLC, General Motors Corporation and
FIM Holdings LLC, incorporated by reference to Exhibit 10.3 filed with GMAC’s Current Report on Form 8-K filed with the SEC on
January 2, 2009.

99.1	Letter Agreement, dated as of December 29, 2008, by and between GMAC LLC, GM Finance Co. Holdings LLC, GM Preferred Finance Co.
Holdings LLC and FIM Holdings LLC, incorporated by reference to Exhibit 99.3 filed with GMAC’s Current Report on Form 8-K filed with the SEC on January 2, 2009.

99.2	Certificate of Designations of 9% Cumulative Perpetual Preferred Stock of Preferred Blocker Inc., dated as of December 31, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2009

GMAC LLC

By: David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

3.1	Second Amended and Restated Limited Liability Company Operating Agreement, dated as of December 31, 2008, incorporated by reference to Exhibit 3.4 filed with GMAC’s Current Report on Form 8-K filed with the SEC on January 2, 2009.

10.1	Governance Agreement, dated as of January 16, 2009, by and between GMAC LLC, FIM Holdings LLC, GM Finance Co. Holdings LLC and the United States Department of the Treasury.
10.2	Membership Interest Subscription Agreement, dated as of December 29, 2008, by and among GMAC LLC, General Motors Corporation and
FIM Holdings LLC, incorporated by reference to Exhibit 10.3 filed with GMAC’s Current Report on Form 8-K filed with the SEC on
January 2, 2009.

99.1	Letter Agreement, dated as of December 29, 2008, by and between GMAC LLC, GM Finance Co. Holdings LLC, GM Preferred Finance Co.
Holdings LLC and FIM Holdings LLC, incorporated by reference to Exhibit 99.3 filed with GMAC’s Current Report on Form 8-K filed with the SEC on January 2, 2009.

99.2	Certificate of Designations of 9% Cumulative Perpetual Preferred Stock of Preferred Blocker Inc., dated as of December 31, 2008.